EXHIBIT 10.10


                                                                        GUARANTY

                                                               (By Organization)
Date
December 22, 1998


For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (herein, with its participants, successors and assigns, called "Bank"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of LTCAMERICA HOLDING, INC. (herein called "Borrower") or to engage in any other transactions with Borrower, the undersigned a Minnesota corporation hereby absolutely and unconditionally guarantees to the Bank the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

         a. If this ___ is checked, the undersigned guarantees to Bank the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or any time hereafter owe to Bank (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as "Indebtedness").

         b. If this _X_ is checked, the undersigned guarantees to Bank the payment and performance of the debt, liability or obligation of Borrower to Bank evidenced by or arising out of the following:

                    The Credit Agreement between Bank and Borrower dated December 22, 1998 and the Revolving Note, as described therein, in a principal amount not to exceed $15,000,000 plus accrued interest Thereon as provided in such Credit Agreement and Revolving Note and any extensions, renewals, replacements or modifications thereof (hereinafter referred to as "Indebtedness").

The undersigned further acknowledges and agrees with Bank that:

1. No act or thing need occur to establish the liability of the undersigned hereunder, and no act or thing, except full payment and discharge of all the Indebtedness, shall in any way exonerate the undersigned or modify, reduce, limit or release the liability of the undersigned hereunder.

2. If paragraph A is checked, this is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the undersigned, whether or not all Indebtedness is paid in full, until this Guaranty is revoked prospectively as to future transactions, by written notice actually received by the Bank, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Bank, or as to any renewals, extensions and refinancings thereof. The undersigned represents and warrants to the Bank that the undersigned has a direct and substantial economic interest in Borrower and expects to derive substantial benefits therefrom and from any loans and financial accommodations resulting in the creation of Indebtedness guaranteed hereby, and that this Guaranty is given for a purpose that directly benefits the undersigned. The undersigned agrees to rely exclusively on the right to revoke this Guaranty prospectively as to future transactions, in accordance with this paragraph, if at any time, in the opinion of the authorized representative(s) of the undersigned, the benefits to the undersigned then being received by the undersigned in connection with this Guaranty are not sufficient to warrant the continuance of this Guaranty as to future Indebtedness. Accordingly, so long as this Guaranty is not revoked prospectively in accordance with this paragraph, the Bank may rely conclusively on a continuing warranty, hereby made, that the undersigned continues to be benefited by this Guaranty and the Bank shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by the Bank without regard to the receipt, nature or value of any such benefits.

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3.       If the undersigned (i) shall be dissolved or liquidated; or (ii) shall be or become insolvent (however defined); or (iii) have a garnishment, levy or writ of attachment, or any local, state or federal notice of tax lien or levy served upon the Bank for attachment of property of the guarantor that is in the Bank's possession or for indebtedness owed to the guarantor by the Bank; or (iv) a custodian, trustee or receiver is appointed, with or without the guarantor's consent, for any of the guarantor's properties, or (v) the undersigned changes its legal form of organization, without the Bank's consent; then the Bank shall have the right to declare immediately due and payable, and the undersigned will forthwith pay to the Bank, the full amount of all Indebtedness, whether due and payable or unmatured. If the undersigned voluntarily commences or there is commenced involuntarily against the undersigned a case under the United States Bankruptcy Code, the fWl amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

4. The liability of the undersigned hereunder shall be a principal amount of $15,000,000.00, plus accrued interest thereon plus all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the undersigned hereunder. The Bank may apply any sums received by or available to the Bank on account of the Indebtedness from Borrower or any other person (except the undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the undersigned hereunder, If the liability of the undersigned is limited to a stated amount pursuant to this paragraph, any payment made by the undersigned under this Guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Bank, advising the Bank that such payment is made under this Guaranty for such purpose.

5. The undersigned will not exercise or enforce any right of contribution, reimbursement, recourse or subroation available to the undersigned against any person liable for payment of the Indebtedness, or as to any collateral security therefor, unless and until all of the Indebtedness shall have been fully paid and discharged.

6. The undersigned will pay or reimburse the Bank for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Bank in connection with the protection, defense or enforcement of this Guaranty in any litigation or bankruptcy or insolvency proceedings.

7. Whether or not any existing relationship between the undersigned and Borrower has been changed or ended and whether or not this Guaranty has been revoked, the Bank may, but shall not be obligated to, enter into transactions resulting n the creation or continuance of Indebtedness, without any consent or approval by the undersigned and without any notice to the undersigned. The liability of the undersigned shall not be affected or impaired by any of the following acts or things (which the Bank is expressly authorized to do. omit or suffer from time to time, both before and after revocation of this Guaranty, without notice to or approval by the undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for Ion-er than the original period) or anv modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, -ive any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for the Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any modification, substitution, discharge, impairment, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof, (ix) any order of application of any payments or credits upon Indebtedness; and (x) any election by the Bank underss.I I I I (b)(2) of the United States Bankruptcy Code.

8. The undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the Generality of the foregoing, the undersigned will not assert, plead or enforce against the Bank any defense of waiver,

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         release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against the Bank to Borrower or anv such other person, whether or not on account of a related transaction. The undersigned expressly agrees that the undersigned shall be and remain liable for any deficiency remaining, after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

9. The undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing, Indebtedness. The Bank shall not be required first to resort for payment of Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this Guaranty.

10. If any payment applied by the Bank to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

11. The liability of the undersigned under this Guaranty is in addition to and shall be cumulative with all other liabilities of the undersigned to the Bank as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary. While the undersigned has any liability to the Bank under this Guaranty, the undersigned agrees to provide to the Bank the undersigned's annual financial statements and such other financial information as the Bank may request.

12. The undersigned represents and warrants to the Bank that (i) the undersigned is duly organized and existing in good standing and has full power and authority to make and deliver this Guaranty; (ii) the execution, delivery and performance of this Guaranty by the undersigned have been duly authorized by all necessary action of its governing body and do not and will not violate the provisions of, or constitute a default under, any presently Applicable law or its organizational documents or any agreement presently binding on it; (iii) this Guaranty has been duly executed and delivered by the authorized representative(s) of the undersigned and constitutes its lawful, binding and legally enforceable obligation (subject to the United States Bankruptcy Code and other similar laws Generally affecting the enforcement of creditors' rights); and (iv) the authorization, execution, delivery and performance of this Guaranty do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

13. This Guaranty shall be effective upon delivery to the Bank, without further act, condition or acceptance by the Bank, shall be binding upon the undersigned and the successors and assigns of the undersigned and shall inure to the benefit of the Bank and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and applications hereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the undersigned and the Bank. This Guaranty is issued in the state set forth above and shall be governed by its laws. The undersigned waives notice of the Bank's acceptance hereof and waives the right to a trial by jury in any action based on or pertaining to this Guaranty.

14. Notwithstanding- the terms of this Guaranty to the contrary, upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, the Bank, by its acceptance of this Guaranty, agrees to provide written notice thereof to the undersigned. Within 10 Banking Days, as such ten-n is defined in the Credit Agreement, after receipt of such notice, the undersigned may, but shall not be required to, notify the Bank of its intent to purchase the obligations of the Borrower to the Bank under the Credit Agreement and the Revolving Note from the Bank, without recourse. Prior to the expiration of such 1O Banking- Days period, the Bank by its acceptance of this Guaranty, agrees that it will not exercise any other right or remedy under the Credit Agreement, the Revolving- Note, this Guaranty or any related document. The undersigned's purchase of such obligations of the Borrower shall occur within 30 calendar days of the undersigned's notice to the Bank of its intent to purchase such obligations, and during, such period, the Bank shall not be entitled to exercise any other right or remedy under the Credit Agreement, the Revolving Note, this Guaranty or any related document.

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         Upon receipt by the Bank of payment of the Indebtedness, the Bank, by its acceptance of this Guaranty, agrees that it shall assign the Credit Agreement, the Revolving Note, and each related document to the undersigned, pursuant to agreements and instruments reasonably requested by the undersigned, whereupon this Guaranty shall be terminated and of no further force or effect.

15. The undersigned represent and warrants to the Bank that the financial statements of the undersigned for the fiscal year end in December 31, 1997, prepared by the undersigned and accompanied by an opinion of a certified public accountant, and for the period ending June 30, 1998 prepared by the undersigned, copies of which financial statements have been furnished to the Bank, and present fairly the financial condition of the undersigned as of such dates, and the results of their operations for the periods covered thereby in accordance with Generally Accepted Accounting Principles. There has been no change which constitutes a Material Adverse Effect, since June 30, 1998. "Material Adverse Effect" means a material adverse effect on (i) the business. Property, condition (financial or otherwise), results of operations, or prospects of the undersigned, (ii) the ability of the undersigned to perform its obligations under this Guaranty, or (iii) the validity or enforceability of this Guaranty or the rights or remedies of the Bank thereunder.

16. The undersigned acknowledges that it has reviewed the Credit Agreement described in the introductory section of this Guaranty and is aware of and has no objection to the terms and conditions thereof.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         This Guaranty is _X_ unsecured; __ secured by a(n) ______ dated ______.

Signatures
      Guarantor's Name
      ALLIANZ LIFE INSURANCE COMPANY
       OF NQRTH AMERICA, INC.
Signature: /s/ Robert S. James
          --------------------
Name and Title: Robert S. James, President
Signature: /s/ Michael T. Westermeyer
Name and Title: Michael T. Westermeyer, Secretary
Street Address: 1750 Hennepin Avenue South
City, State, Zip Code: Minneapolis, Minnesota 55403-2195